Exhibit 99.2

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

On September 30, 2014, the Company completed the tax free spin-off of its former Dealer Services business, which was its own segment, into an independently traded company called CDK Global, Inc. (“CDK”). Due to the spin-off of CDK, the historical results of CDK through the date of the spin-off will be reflected in the historical financial statements of Automatic Data Processing, Inc. and Subsidiaries (“ADP” or the “Company”) as discontinued operations. The following Unaudited Pro Forma Consolidated Financial Statements reflecting the spin-off are based on and should be read in conjunction with the Company’s historical Consolidated Financial Statements and related notes appearing in the Company’s Annual Report on Form 10-K for the year ended June 30, 2014.

The Unaudited Pro Forma Statements of Consolidated Earnings for the years ended June 30, 2014, 2013 and 2012 are prepared as though the CDK spin-off occurred as of the beginning of the earliest period presented. The Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2014 is prepared as if the CDK spin-off occurred as of June 30, 2014. Pro forma adjustments are described in the Notes to the Unaudited Pro Forma Consolidated Financial Statements.

The following Unaudited Pro Forma Consolidated Financial Statements are presented for illustrative and informational purposes only and are not intended to represent or be indicative of the financial condition or results of operations which would actually have been recorded if the CDK spin-off had occurred during the periods presented. In addition, the Unaudited Pro Forma Consolidated Financial Statements are not intended to represent the Company’s financial position or results of operations for any future date or period.

Automatic Data Processing, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Balance Sheet

As of June 30, 2014

(In millions, except per share amounts)

	Historical ADP (a)	Spin-off of CDK (b)	Pro Forma Adjustments		Pro Forma ADP
Assets
Current assets:

Cash and cash equivalents	$1,983.6	$(397.7)	$1,078.7	(c)(e)	$2,664.6
Short-term marketable securities	2,032.2	—	—		2,032.2
Accounts receivable, net	1,800.4	(296.7)	—		1,503.7
Other current assets	759.2	(68.5)	—		690.7

Total current assets before funds held for clients	6,575.4	(762.9)	1,078.7		6,891.2
Funds held for clients	19,258.0	—	—		19,258.0

Total current assets	25,833.4	(762.9)	1,078.7		26,149.2
Long-term marketable securities	54.1	—	—		54.1
Long-term receivables, net	155.4	—	—		155.4
Property, plant and equipment, net	777.4	(109.7)	—		667.7
Other assets	1,485.3	(168.9)	—		1,316.4
Goodwill	3,113.8	(1,226.6)	—		1,887.2
Intangible assets, net	632.3	(133.5)	—		498.8

Total assets	$32,051.7	$(2,401.6)	$1,078.7		$30,728.8

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$169.7	$(17.2)	$—		$152.5
Accrued expenses and other current liabilities	1,314.9	(127.3)	—		1,187.6
Accrued payroll and payroll-related expenses	707.1	(99.2)	—		607.9
Dividends payable	226.9	—	—		226.9
Short-term deferred revenues	332.6	(80.9)	—		251.7
Obligation under commercial paper borrowing	2,173.0	—	—		2,173.0
Income taxes payable	20.4	—	—		20.4

Total current liabilities before client funds obligations	4,944.6	(324.6)	—		4,620.0
Client funds obligations	18,963.4	—	—		18,963.4

Total current liabilities	23,908.0	(324.6)	—		23,583.4
Long-term debt	11.5	—	—		11.5
Other liabilities	660.0	(40.4)	—		619.6
Deferred income taxes	288.8	(70.8)	—		218.0
Long-term deferred revenues	513.2	(137.3)	—		375.9

Total liabilities	25,381.5	(573.1)	—		24,808.4

Stockholders’ equity:
Preferred stock, $1.00 par value	—	—	—		—
Common stock, $0.10 par value	63.9	—	—		63.9
Capital in excess of par value	545.2	—	—		545.2

Retained earnings	13,632.9	(1,752.4)	1,078.7	(c)(e)	12,959.2
Treasury stock - at cost: 158.5 shares	(7,750.0)	—	—		(7,750.0)
Accumulated other comprehensive income	178.2	(76.1)	—		102.1

Total stockholders’ equity	6,670.2	(1,828.5)	1,078.7		5,920.4

Total liabilities and stockholders’ equity	$32,051.7	$(2,401.6)	$1,078.7		$30,728.8

Automatic Data Processing, Inc. and Subsidiaries

Unaudited Pro Forma Statement of Consolidated Earnings

For the Year Ended June 30, 2014

(In millions, except per share amounts)

	Historical ADP (a)	Spin-off of CDK (b)		Continuing Operations	Pro Forma Adjustments		Pro Forma ADP

Revenues, other than interest on funds held for clients and PEO revenues	$9,575.2	$(1,951.4)		$7,623.8	$—		$7,623.8
Interest on funds held for clients	373.7	—		373.7	—		373.7
PEO revenues (A)	2,257.6	—		2,257.6	—		2,257.6

Total revenues	12,206.5	(1,951.4)		10,255.1	—		10,255.1

Costs of revenues
Operating expenses	6,248.6	(950.0)		5,298.6	—		5,298.6
Systems development and programming costs	718.0	(162.6)		555.4	—		555.4
Depreciation and amortization	254.8	(54.2)		200.6	—		200.6

Total cost of revenues	7,221.4	(1,166.8)		6,054.6	—		6,054.6
Selling, general and administrative expenses	2,762.4	(383.5)		2,378.9	—		2,378.9
Separation Costs	14.9	(14.9	)(c)	—	—		—
Interest expense	6.1	—		6.1	—		6.1

Total expenses	10,004.8	(1,565.2)		8,439.6	—		8,439.6
Other income, net	(72.9)	2.7		(70.2)	—		(70.2)

Earnings from continuing operations before income taxes (B)	2,274.6	(388.9)		1,885.7	—		1,885.7
Provision for income taxes	772.0	(133.4)		638.6	—		638.6

Net earnings from continuing operations (B)	$1,502.6	$(255.5)		$1,247.1	$—		$1,247.1

Earnings per share from continuing operations
Basic	$3.14			$2.60			$2.60
Diluted (B)	$3.11			$2.58			$2.58

Weighted average shares outstanding
Basic	478.9			478.9			478.9
Diluted	483.1			483.1	(0.6	)(d)	482.5

(A)	Professional Employer Organization (“PEO”) revenues are net of direct pass-through costs of $23,192.2 for the year ended June 30, 2014

(B)	Non-GAAP Financial Measures

The following table reconciles results within our Unaudited Pro Forma Statement of Consolidated Earnings to adjusted results that exclude incremental costs incurred during the fiscal year ended June 30, 2014 that are directly attributable to the spin-off. We use certain adjusted results, among other measures, to evaluate our operating performance in the absence of certain items and for planning and forecasting of future periods. We believe that the adjusted results provide relevant and useful information for investors because it allows investors to view performance in a manner similar to the method used by us and improves our ability to understand our operating performance. Since adjusted earnings from continuing operations before income taxes, adjusted net earnings from continuing operations, and adjusted diluted earnings per share (“EPS”) from continuing operations are not measures calculated in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), they should not be considered in isolation from, or as a substitute for, earnings from continuing operations before income taxes, net earnings from continuing operations, and diluted EPS from continuing operations, and they may not be comparable to similarly titled measures employed by other companies.

(Dollars in millions, except per share amounts)

Year ended June 30, 2014

	Historical ADP	Continuing Operations (C)	Pro Forma ADP (C)
Earnings from continuing operations before income taxes	$2,274.6	$1,885.7	$1,885.7
Adjustment:
Separation Costs	14.9	—	—
Adjusted earnings from continuing operations before income taxes	$2,289.5	$1,885.7	$1,885.7

Net earnings from continuing operations	$1,502.6	$1,247.1	$1,247.1
Adjustment:
Separation Costs	14.9	—	—
Adjusted net earnings from continuing operations	$1,517.5	$1,247.1	$1,247.1

Diluted earnings per share from continuing operations	$3.11	$2.58	$2.58
Adjustment:
Separation Costs	0.03	—	—
Adjusted diluted earnings per share from continuing operations	$3.14	$2.58	$2.58

(C)	A reconciling item is not included for the separation costs directly attributable to the spin-off within Continuing Operations or Pro Forma ADP as these separation costs will be recorded within discontinued operation upon consummation of the spin-off.

Automatic Data Processing, Inc. and Subsidiaries

Unaudited Pro Forma Statement of Consolidated Earnings

For the Year Ended June 30, 2013

(In millions, except per share amounts)

	Historical ADP (a)	Spin-off of CDK (b)	Continuing Operations	Pro Forma Adjustments		Pro Forma ADP

Revenues, other than interest on funds held for clients and PEO revenues	$8,906.0	$(1,820.2)	$7,085.8	$—		$7,085.8
Interest on funds held for clients	420.9	—	420.9	—		420.9
PEO revenues (A)	1,960.7	—	1,960.7	—		1,960.7

Total revenues	11,287.6	(1,820.2)	9,467.4	—		9,467.4

Costs of revenues
Operating expenses	5,731.5	(840.7)	4,890.8	—		4,890.8
Systems development and programming costs	654.3	(153.2)	501.1	—		501.1
Depreciation and amortization	252.7	(57.1)	195.6	—		195.6

Total cost of revenues	6,638.5	(1,051.0)	5,587.5	—		5,587.5
Selling, general and administrative expenses	2,617.4	(407.0)	2,210.4	—		2,210.4
Goodwill impairment	42.7	—	42.7	—		42.7
Interest expense	9.1	—	9.1	—		9.1

Total expenses	9,307.7	(1,458.0)	7,849.7	—		7,849.7
Other income, net	(96.2)	1.9	(94.3)	—		(94.3)

Earnings from continuing operations before income taxes (B)	2,076.1	(364.1)	1,712.0	—		1,712.0
Provision for income taxes	718.0	(129.3)	588.7	—		588.7

Net earnings from continuing operations (B)	$1,358.1	$(234.8)	$1,123.3	$—		$1,123.3

Earnings per share from continuing operations
Basic	$2.81		$2.33			$2.33
Diluted (B)	$2.79		$2.31			$2.31

Weighted average shares outstanding
Basic	482.7		482.7			482.7
Diluted	487.1		487.1	(0.6	)(d)	486.5

(A)	PEO revenues are net of direct pass-through costs of $19,956.2 for the year ended June 30, 2013

(B)	Non-GAAP Financial Measures

The following table reconciles results within our Unaudited Pro Forma Statement of Consolidated Earnings to adjusted results that exclude a goodwill impairment charge related to our ADP AdvancedMD business during the fiscal year ended June 30, 2013. We use certain adjusted results, among other measures, to evaluate our operating performance in the absence of certain items and for planning and forecasting of future periods. We believe that the adjusted results provide relevant and useful information for investors because it allows investors to view performance in a manner similar to the method used by us and improves our ability to understand our operating performance. Since adjusted earnings from continuing operations before income taxes, adjusted net earnings from continuing operations, and adjusted diluted EPS from continuing operations are not measures calculated in accordance with U.S. GAAP, they should not be considered in isolation from, or as a substitute for, earnings from continuing operations before income taxes, net earnings from continuing operations, and diluted EPS from continuing operations, and they may not be comparable to similarly titled measures employed by other companies.

(Dollars in millions, except per share amounts)

Year ended June 30, 2013

	Historical ADP	Continuing Operations	Pro Forma ADP
Earnings from continuing operations before income taxes	$2,076.1	$1,712.0	$1,712.0
Adjustment:
Goodwill impairment	42.7	42.7	42.7
Adjusted earnings from continuing operations before income taxes	$2,118.8	$1,754.7	$1,754.7

Net earnings from continuing operations	$1,358.1	$1,123.3	$1,123.3
Adjustment:
Goodwill impairment	42.7	42.7	42.7
Adjusted net earnings from continuing operations	$1,400.8	$1,166.0	$1,166.0

Diluted earnings per share from continuing operations	$2.79	$2.31	$2.31
Adjustment:
Goodwill impairment	0.09	0.09	0.09
Adjusted diluted earnings per share from continuing operations	$2.88	$2.39	$2.40

Automatic Data Processing, Inc. and Subsidiaries

Unaudited Pro Forma Statement of Consolidated Earnings

For the Year Ended June 30, 2012

(In millions, except per share amounts)

	Historical ADP (a)	Spin-off of CDK (b)	Continuing Operations	Pro Forma Adjustments		Pro Forma ADP

Revenues, other than interest on funds held for clients and PEO revenues	$8,341.9	$(1,676.2)	$6,665.7	$—		$6,665.7
Interest on funds held for clients	493.3	—	493.3	—		493.3
PEO revenues (A)	1,760.2	—	1,760.2	—		1,760.2

Total revenues	10,595.4	(1,676.2)	8,919.2	—		8,919.2

Costs of revenues
Operating expenses	5,355.2	(782.7)	4,572.5	—		4,572.5
Systems development and programming costs	592.7	(138.4)	454.3	—		454.3
Depreciation and amortization	256.0	(54.2)	201.8	—		201.8

Total cost of revenues	6,203.9	(975.3)	5,228.6	—		5,228.6
Selling, general and administrative expenses	2,452.9	(409.6)	2,043.3	—		2,043.3
Interest expense	7.7	—	7.7	—		7.7

Total expenses	8,664.5	(1,384.9)	7,279.6	—		7,279.6
Other income, net	(170.8)	2.6	(168.2)	—		(168.2)

Earnings from continuing operations before income taxes (B)	2,101.7	(293.9)	1,807.8	—		1,807.8
Provision for income taxes	726.5	(112.6)	613.9	—		613.9

Net earnings from continuing operations (B)	$1,375.2	$(181.3)	$1,193.9	$—		$1,193.9

Earnings per share from continuing operations
Basic	$2.82		$2.45			$2.45
Diluted (B)	$2.79		$2.43			$2.43

Weighted average shares outstanding
Basic	487.3		487.3			487.3
Diluted	492.2		492.2	(0.7	)(d)	491.5

(A)	PEO revenues are net of direct pass-through costs of $17,792.2 for the year ended June 30, 2012

(B)	Non-GAAP Financial Measures

The following table reconciles results within our Unaudited Pro Forma Statement of Consolidated Earnings to adjusted results that exclude a gain on the sale of assets related to rights and obligations to resell a third-party expense management platform during the fiscal year ended June 30, 2012. We use certain adjusted results, among other measures, to evaluate our operating performance in the absence of certain items and for planning and forecasting of future periods. We believe that the adjusted results provide relevant and useful information for investors because it allows investors to view performance in a manner similar to the method used by us and improves our ability to understand our operating performance. Since adjusted earnings from continuing operations before income taxes, adjusted provision for income taxes from continuing operations, adjusted net earnings from continuing operations, and adjusted diluted EPS from continuing operations are not measures calculated in accordance with U.S. GAAP, they should not be considered in isolation from, or as a substitute for, earnings from continuing operations before income taxes, provision for income taxes from continuing operations, net earnings from continuing operations, and diluted EPS from continuing operations, and they may not be comparable to similarly titled measures employed by other companies.

(Dollars in millions, except per share amounts)

Year ended June 30, 2012

	Historical ADP	Continuing Operations	Pro Forma ADP
Earnings from continuing operations before income taxes	$2,101.7	$1,807.8	$1,807.8
Adjustment:
Gain on sale of assets	(66.0)	(66.0)	(66.0)
Adjusted earnings from continuing operations before income taxes	$2,035.7	$1,741.8	$1,741.8

Provision for income taxes from continuing operations	$726.5	$613.9	$613.9
Adjustment:
Gain on sale of assets	(24.8)	(24.8)	(24.8)
Adjusted provision for income taxes from continuing operations	$701.7	$589.1	$589.1

Net earnings from continuing operations	$1,375.2	$1,193.9	$1,193.9
Adjustment:
Gain on sale of assets	(41.2)	(41.2)	(41.2)
Adjusted net earnings from continuing operations	$1,334.0	$1,152.7	$1,152.7

Diluted earnings per share from continuing operations	$2.79	$2.43	$2.43
Adjustment:
Gain on sale of assets	(0.08)	(0.08)	(0.08)
Adjusted diluted earnings per share from continuing operations	$2.71	$2.34	$2.35

Automatic Data Processing, Inc. and Subsidiaries

Notes to Unaudited Pro Forma Consolidated Financial Statements

(Unaudited)

a	Reflects the historical consolidated results of operations from continuing operations and financial position of ADP.

b	Reflects the elimination of the financial results, assets, liabilities, and accumulated other comprehensive income amounts associated with CDK as the common stock of CDK was distributed to ADP stockholders on September 30, 2014.

c	Represents the elimination of costs, principally related to professional services, incurred in connection with the execution of the spin-off of CDK, which will be recorded within discontinued operations in the fiscal year ended June 30, 2015 (“fiscal 2015”). Separation costs of $14.9 million were incurred in the year ended June 30, 2014. Estimated separation costs of approximately $44.0 million pretax, which will be recorded in discontinued operations and are expected to be incurred and paid during fiscal 2015, have been shown as a charge directly to pro forma equity.

d	Represents the dilutive impact of the replacement of all ADP stock-based awards (including stock options and restricted stock awards) held by CDK employees due to their receipt of substitute options to purchase CDK common stock and substitute CDK restricted stock awards.

e	Represents ADP’s receipt of $825.0 million of dividends from CDK, Inc. as part of the spin-off and the impact of $100.0 million of cash retained by CDK.